Ohio National Fund, Inc.

Supplement dated January 20, 2017

to the Prospectus dated May 1, 2016

The Prospectus of Ohio National Fund, Inc. (the “Fund”) is amended to add the following discussion regarding the sale of Ohio National Financial Services, Inc.’s ownership interest in Suffolk Capital Management, LLC.

On December 30, 2016, Ohio National Financial Services, Inc. (“ONFS”) closed a transaction with Suffolk Capital Management, LLC (“Suffolk”) pursuant to which ONFS sold its 84.7% ownership interest in Suffolk to certain of Suffolk’s current employees. The transaction resulted in a change of control of Suffolk. Accordingly, the existing sub-advisory agreements between Ohio National Investments, Inc. (“Adviser”) and Suffolk for the Bristol Portfolio, the Bryton Growth Portfolio, the Bristol Growth Portfolio and the equity portion of the Omni Portfolio (collectively, the “Portfolios”) automatically terminated and new agreements were approved by the Fund’s Board of Directors.

As a result of the transaction, Suffolk is no longer affiliated with the Adviser and the Adviser will not benefit financially from the appointment of Suffolk as sub-adviser to the Portfolios, as the sub-advisory fees to be paid by the Adviser did not change. There are no changes in the management of the Portfolios following the transaction.

The Fund Prospectus is further amended to remove all references to ONFS’ ownership interest in Suffolk and any affiliation between Suffolk and the Adviser.

Ohio National Fund, Inc.

Supplement dated January 20, 2017

to the Statement of Additional Information (“SAI”)

dated May 1, 2016

The SAI of Ohio National Fund, Inc. (the “Fund”) is amended to remove all references to Ohio National Financial Services, Inc.’s ownership interest in Suffolk Capital Management, LLC (“Suffolk”) and any affiliation between Suffolk and Ohio National Investments, Inc.